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                                                                   Exhibit 10.14

                                AMENDMENT NO. 3
                              TO CREDIT AGREEMENT

         This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment"), dated as of December 20, 2004, by and among Sotheby's Holdings, Inc., a Michigan corporation ("Holdings"), Sotheby's, Inc., a New York corporation ("Sotheby's, Inc."), Sotheby's Financial Services, Inc., a Nevada corporation ("SFS Inc."), Sotheby's Financial Services California, Inc., a Nevada corporation ("SFS California"), Oberon, Inc., a Delaware corporation ("Oberon"), Theta, Inc., a Delaware corporation ("Theta"), Sotheby's Ventures, LLC, a New York limited liability company ("Ventures LLC"), Oatshare Limited, a company registered in England ("Oatshare"), Sotheby's, a company registered in England ("Sotheby's U.K."), and Sotheby's Financial Services Limited, a company registered in England ("SFS Ltd." and, collectively with Holdings, Sotheby's, Inc., SFS Inc., SFS California, Oberon, Theta, Ventures LLC, Oatshare and Sotheby's U.K., the "Borrowers"), the Credit Parties identified as such on the signature pages hereof, General Electric Capital Corporation, a Delaware corporation ("GE Capital"), as a Lender and as Agent for the Lenders (in such capacity, "Agent"), HSBC Bank plc and PNC Bank, National Association, as Co-Syndication Agents, and the other Lenders, amends that certain Credit Agreement dated as of March 4, 2004, as amended as of March 24, 2004 and August 3, 2004 (as so amended, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement.

                                    RECITALS

         A. The Borrowers have requested that the Lenders and Agent amend the Credit Agreement as set forth herein.

         B. The Lenders and Agent have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the continued performance by the Borrowers of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and Agent hereby agree as follows:

         1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 of this Amendment, the Credit Agreement is hereby amended as follows:

         (a) Section 6.3(b) of the Credit Agreement is hereby amended to delete the word "and" appearing at the end of clause (ii) thereof and to insert the following provision at the end of such section:




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     and (v) from and after January 1, 2005, Holdings may purchase Senior Notes for an aggregate purchase price not to exceed $20,000,000 during any Fiscal Year; provided, that, after giving effect to any such purchase, the Repurchase Liquidity Test Amount shall exceed $50,000,000.

         (b) Annex A to the Credit Agreement is hereby amended to insert the following definitions therein at the appropriate alphabetical location:

         "Repurchase Liquidity Test Amount" means, as of any date, an amount equal to (a) the Liquidity Amount minus (b) the product of (i) 15% multiplied by (ii) the aggregate Unfunded Purchase Price Guaranty Amount for each Work of Art and collection of Works of Art on consignment to the Credit Parties for sale.

         "Unfunded Purchase Price Guaranty Amount" means, with respect to any Work of Art or collection of Works of Art consigned to a Credit Party for sale, the unfunded portion of the amount, if any, such Credit Party has committed to advance to the applicable consignor in respect of the purchase price of such Work of Art or collection of Works of Art, as applicable, prior to the date scheduled for the offering thereof for sale.

         (c) Annex G to the Credit Agreement is hereby amended to delete the figure "$10,000,000" appearing in paragraph (a) thereof and to insert therefor the following figure: "$15,000,000".

         2. Effectiveness of this Amendment: Conditions Precedent. The provisions of Paragraph 1 of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon Agent's receipt of a counterpart of this Amendment executed and delivered by duly authorized officers of each Borrower, the Requisite Lenders and Agent.

         3. Miscellaneous.

         (a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         (b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         (c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.


                                       2




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         (d) Complete Agreement; Confict of Terms. This Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

         (e) Representations, Warranties and Covenants.

         (i) Each Credit Party hereby represents and warrants that this Amendment and the Credit Agreement as amended by this Amendment constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally or by equitable principles relating to enforceability.

         (ii) Each Credit Party hereby represents and warrants that its execution, delivery and performance of this Amendment and its performance of the Credit Agreement as amended by this Amendment, to the extent a party thereto, have been duly authorized by all necessary corporate action and do not: (1) contravene the terms of any of such Credit Party's charter, bylaws or operating agreement, as applicable, (2) violate any law or regulation, or any order or decree of any court or Governmental Authority; (3) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Sotheby Entity is a party or by which any Sotheby Entity or any of its property is bound, (4) result in the creation or imposition of any Lien upon any of the property of any Sotheby Entity other than those in favor of Agent, on behalf of itself and the other Secured Parties, pursuant to the Loan Documents; or (5) require the consent or approval of any Governmental Authority or any other Person.

         (iii) Each Credit Party hereby represents and warrants that (i) after giving effect to the amendments contained herein, no Default or Event of Default has occurred and is continuing and (ii) all of the representations and warranties of such Credit Party contained in the Credit Agreement and in each other Loan Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct as of the date of such Credit Party's execution and delivery hereof or thereof as though made on and as of such date.

         (f) Reaffirmation, Ratification and Acknowledgment; Reservation. Each Borrower and each Credit Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor Agent's or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffrmation from such Borrower or such Credit Party with respect to any subsequent


                                       3




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modifications to the Credit Agreement or the other Loan Documents. The Credit
Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of Agent or the Lenders, or of any Default or Event of Default (whether or not known to Agent or the Lenders) under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by Agent and the Lenders. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

         (g) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, TIE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES Of AMERICA.

         (h) Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Amendment," "hereunder," "hereof' or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. Each Borrower hereby represents and warrants to each Lender and Agent that all authorizations, consents and approvals of such Borrower's board of directors and shareholders, and all other Persons, necessary to permit such Borrower to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended hereby, and to permit the Lenders and the Agent to enforce such obligations, have been obtained.

         (i) No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not
(a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Agent or any Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

         (j) Agent's Expenses. The Borrowers hereby jointly and severally agree to promptly reimburse Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation. negotiation and execution of this Amendment.

         (k) No Course of Dealing. The Agent and the Lenders have entered into this Amendment on the express understanding with each Borrower that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the


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Borrowers. The Agent's and the Lenders' rights to require strict performance with all of the terms and conditions of the Credit Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.


                                     ******


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOTHEBY'S HOLDINGS, INC.
                                       OATSHARE LIMITED

By: /s/ William S. Sheridan
   ---------------------------------   By: /s/ William S. Sheridan
Name: William S. Sheridan                 ---------------------------------
Title: Chief Financial Officer         Name: William S. Sheridan
                                       Title: Director


SOTHEBY'S, INC.
                                       SOTHEBY'S

By: /s/ William S. Sheridan
   ---------------------------------   By: /s/ William S. Sheridan
Name: William S. Sheridan                 ---------------------------------
Title: Executive Vice President        Name: William S. Sheridan
                                       Title: Director


SOTHEBY'S FINANCIAL SERVICES, INC.     SOTHEBY'S FINANCIAL SERVICES LIMITED
SOTHEBY'S FINANCIAL SERVICES
   CALIFORNIA, INC.
OBERON, INC.                           By: /s/ William S. Sheridan
THETA, INC.                               ---------------------------------
SOTHEBY'S VENTURES, LLC                Name: William S. Sheridan
                                       Title: Director

By: /s/ William S. Sheridan
   ---------------------------------
Name: William S. Sheridan
Title: Vice President



                                Signature Page to
                                Amendment No. 3




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                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as Agent and a Lender


                                         By: /s/ Phillip A. Cafaro
                                            ---------------------------------
                                              Duly Authorized Signatory


                                         HSBC BANK PLC, as a Lender


                                         By: /s/ Paul Hagger
                                            ---------------------------------
                                            Name: Paul Hagger
                                            Title: Corporate Banking Manager


                                         PNC BANK, NATIONAL ASSOCIATION, as a
                                         Lender


                                         By: /s/ Kysha Pierre-Louis
                                            ---------------------------------
                                            Name: Kysha Pierre-Louis
                                            Title: Vice President


                                         COMERICA BANK, as a Lender


                                         By: /s/ David C. Bird
                                            ---------------------------------
                                            Name: David C. Bird
                                            Title: Vice President


                                         LASALLE BUSINESS CREDIT, LLC as a
                                         Lender


                                         By: /s/ Kevin D. Copenspire
                                            ---------------------------------
                                            Name: Kevin D. Copenspire
                                            Title: First Vice President


                               Signature Page to
                                Amendment No. 3




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                                         NATIONAL CITY BUSINESS CREDIT, INC.
                                         (f/k/a/ National City Commercial
                                         Finance, Inc.) as a Lender


                                         By: /s/ William E. Welsh, Jr.
                                            ---------------------------------
                                            Name: William E. Welsh, Jr.
                                            Title: Senior Associate


                                         SIEMENS FINANCIAL SERVICES, INC., as a
                                         Lender


                                         By: /s/ Frank Amodio
                                            ---------------------------------
                                            Name: Frank Amodio
                                            Title: Vice President - Credit


                                         WEBSTER BUSINESS CREDIT CORPORATION,
                                         as a Lender


                                         By: /s/ Joe Zantia
                                            ---------------------------------
                                            Name: Joe Zantia
                                            Title: Vice President



                               Signature Page to
                                Amendment No. 3




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Acknowledged and Agreed
as of the date first above written:

SOTHEBYS.COM LLC, as a Credit Party


By: /s/ William S. Sheridan
   --------------------------
Name: William S. Sheridan
Title: Senior Vice President


SOTHEBY'S FINE ART HOLDINGS, INC.
SOTHEBY'S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY'S PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY'S THAILAND, INC.
SOTHEBY'S HOLDINGS INTERNATIONAL, INC.
SOTHEBY'S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
each as a Credit Party


By: /s/ William S. Sheridan
   ----------------------------------
Name: William S. Sheridan
Title: Vice President


                               Signature Page to
                                Amendment No. 3